Other current assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Other current assets [Abstract]
Reimbursable amounts due from customers	$ 24.9		$ 0
Deferred charges - short term portion	6.2		6.3
Prepaid expenses	1.8		1.4
Legal settlement	0	[1]	15.0	[1]
Other	1.5		5.5
Total other current assets	$ 34.4		$ 28.2

[1]	The legal settlement receivable in December 2011 relates to an arbitration settlement awarded for liquidated damages on late delivery of theWest Aquarius drilling rig from the yard. This was recorded as a reduction in the book value of the drilling rig, and therefore did not have any impact on the statement of operations. OPCO's predecessor companies and operating subsidiaries received this amount in full in 2012.